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                                                                    EXHIBIT 10.2


                        AMENDMENT TO AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into as of the 5th day of April, 2002, by and between Bright Horizons Family Solutions, Inc., a Delaware corporation (the "Company"), and Marguerite W. Sallee ("Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee are parties to an Amended and Restated Employment Agreement made and entered into as of July 1, 1999 (the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to amend the Employment Agreement as set forth herein.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

                                    AGREEMENT

1. CAPITALIZED TERMS. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Employment Agreement.

2. AMENDMENT OF EMPLOYMENT AGREEMENT. The Employment Agreement is hereby amended as follows:

         (a) Section 2 of the Employment Agreement is hereby deleted and replaced with the following:

                  "For the period commencing on January 1, 2000 and expiring on December 31, 2005 and for such additional period as may be approved by the Board of Directors (the "Board Service Term"), the Company hereby agrees that Employee shall be nominated to serve on the Board of Directors and the Employee agrees that during the Board Service Term that she will serve as a consultant to the Company to the extent and on the terms and conditions that may be mutually agreed upon by the Company and the Employee."

         (b) Section 3 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

                  "During the Board Service Term, Employee shall serve as a member of the Board, subject to her being elected to the Board by the stockholders, with such duties and responsibilities as shall be designated from time to time by the Board of Directors or the Chief Executive Officer of the Company and to the extent mutually agreed upon by the Company and Employee shall serve as a consultant to the Company."
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         3.       FULL FORCE AND EFFECT. Except as amended by this Amendment, the Employment Agreement, as originally executed by the parties, shall remain in full force and effect.

         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute a complete document.

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment to
Amended and Restated Employment Agreement as of the date first above written.

                              BRIGHT HORIZONS FAMILY
                              SOLUTIONS, INC.

                              By: /s/ Davis H. Lissy
                                  ----------------------------------------
                                  David H. Lissy
                                  Chief Executive Officer

                              /s/ Marguerite W. Sallee
                              --------------------------------------------
                              Marguerite W. Sallee


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